Provisions	12 Months Ended
Dec. 31, 2024
Provisions [abstract]
Provisions

26. Provisions

	Restructuring	Decommissioning	Legal settlement
At January 1, 2024	35,263	1,531	9,250
Charged to the consolidated statement of operations:
- Additional provisions recognized	34,159	—	—
- Unwinding of discount effect	54	—	—
- Reversal of non-utilized amounts	(2,363)	—	—
Amounts used during the year	(36,896)	—	(9,250)
Reclassifications	3,247	(1,551)	—
Charged to other comprehensive loss:
- Exchange differences	(403)	20	—
At December 31, 2024	33,061	—	—
Non-current	14,857	—	—
Current	18,204	—	—

Restructuring

The restructuring provisions recorded in 2024 was principally related to decommissioning and other exit costs for the closure of the production facility in Singapore. The costs relating to the closure of the facility are expected to be paid throughout the coming 2 years. The Group also recorded provisions related to organizational restructuring. The organizational restructuring plan was drawn up and announced to the employees during 2024.

During the year ended December 31, 2024 the Group had $29.7 million in cash outflows primarily relating to the continued exit of the production facility in Peterborough, UK.

The restructuring provision recorded in 2023 related principally to decommissioning and other exit costs for the discontinued construction of the production facilities in Peterborough, UK and Dallas-Fort Worth, Texas.

Decommissioning

A provision recognized for decommissioning costs which relates to restoration costs for leased production facilities. The decommissioning was settled at the end of the 2024 due to the closure of the Group’s production facility in Singapore.

Legal settlement

The legal settlement provision recognized in 2023 was paid during the second quarter of 2024. For information regarding the legal settlement, see Note 33 Commitments and contingencies.